UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2024

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

As previously disclosed, Northern Trust Fiduciary Services (Guernsey) Limited (“NTFS”), an indirect subsidiary of Northern Trust Corporation, was among the defendants in a re-trial at a French appellate court regarding a charge of complicity in estate tax fraud in connection with the administration of two trusts for which NTFS serves as trustee.

On March 5, 2024, the French court rendered a judgement of conviction against all defendants, including NTFS. NTFS was ordered by the court to pay a fine of €187,500 in conjunction with the judgement. In addition, the court ordered that certain of those convicted of complicity in the matter, including NTFS, are jointly and severally liable for the allegedly unpaid estate taxes owing, plus penalties and interest (such aggregate amount will be determined in a separate proceeding before the tax courts, currently expected to occur in late March 2024).

NTFS provided no tax advice and was not involved in the preparation or filing of the challenged estate tax filings in this case. Further, NTFS believes it acted in accordance with all applicable laws and fully complied with its fiduciary duties. Accordingly, NTFS filed an appeal of the judgement on March 5, 2024. Under applicable law, upon the filing by NTFS of its appeal, the judgement, as well as its effects (including the fine and joint and several liability) will be stayed pending the outcome of the appeal.

Forward-Looking Statements
This Current Report on Form 8-K may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. Factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Corporation’s other filings with the Securities and Exchange Commission. The information contained herein is current only as of the date of that information. All forward-looking statements included in this document are based upon information presently available, and Northern Trust assumes no obligation to update its forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	March 6, 2024	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President & General Counsel